UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 20, 2015

PATTERN ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Pier 1, Bay 3

San Francisco, CA 94111

(Address and zip code of principal executive offices)

(415) 283-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July 20, 2015, a subsidiary of Pattern Energy Group Inc. (“Pattern Energy” or the “Company”) entered into a Purchase Agreement (the “Gulf PEG LP PSA”) with an affiliate of Pattern Energy Group LP (“PEG LP Seller”), a Delaware limited partnership, pursuant to which, upon the terms and subject to the conditions set forth in the Gulf PEG LP PSA, Pattern Energy will purchase at closing (the “PEG LP Closing”) from PEG LP Seller, PEG LP Seller’s 40% of the Class B units (the “Retained Interest”) in Pattern Gulf Wind Holdings LLC (“Gulf Wind Holdings”), a Delaware limited liability company, which owns 100% of the membership interests in Pattern Gulf Wind LLC, a Delaware limited liability company that owns and operates a 283 MW wind energy project in Kenedy County, Texas.

The acquisition of the Retained Interest in Gulf Wind Holdings will be for aggregate consideration of $13 million.

The obligations of Pattern Energy and PEG LP Seller to consummate the transaction contemplated by the Gulf PEG LP PSA is subject to the satisfaction or waiver of various customary conditions, including, among others, (1) the accuracy as of the PEG LP Closing of the representations and warranties of each party set forth in the Gulf PEG LP PSA, (2) compliance with agreements, (3) the receipt of all necessary consents by such party, (4) Pattern Energy shall have closed the sale of common stock, debt securities or other securities with net proceeds to Pattern Energy in excess of $200,000,000, (5) Pattern Energy shall have concurrently closed the purchase by Pattern Energy of the membership interest in the project held by MetLife Capital, Limited Partnership (“MetLife”) upon terms and conditions reasonably satisfactory to Pattern Energy, (6) the obligations of Pattern Gulf Wind LLC under the project financing documents shall have been paid in full and the project financing documents shall have been terminated and released, on terms and conditions reasonably satisfactory to Pattern Energy, and (7) the energy hedge counterparty (Credit Suisse Energy LLC) shall have entered into such amendments or received such notifications as shall be reasonably satisfactory to Pattern Energy.

The Gulf PEG LP PSA provides for certain limited rights, held by both parties, to terminate the Gulf PEG LP PSA, including, among others, if the PEG LP Closing has not occurred within 90 days of the execution of the Gulf PEG LP PSA.

The Gulf PEG LP PSA includes customary representations by Pattern Energy and PEG LP Seller, including, among others, as to existence, requisite corporate power, due authorization, non-contravention, consents, compliance with laws, legal proceedings, and tax matters. The Gulf PEG LP PSA provides for customary indemnification by Pattern Energy on the one hand and PEG LP Seller on the other hand, as applicable, for breaches of representations or covenants, which indemnification is subject to customary limitations including, among other things, a deductible, cap, and time limits except in respect of claims involving fraud, wilful misconduct, or breach of certain fundamental representations.

The foregoing description of the Gulf PEG LP PSA does not purport to be a complete description and is qualified in entirety by reference to the full text of the Gulf PEG LP PSA which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Gulf PEG LP PSA was recommended by the Conflicts Committee, which is comprised solely of independent directors, for approval by Pattern Energy’s Board of Directors, and approved by the Board of Directors.

Item 2.02. Results of Operations and Financial Condition.

On July 21, 2015, the Company provided its outlook for certain financial and operating information with respect to its results for the three months ended June 30, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01. Other Events

On July 21, 2015, the Company announced the commencement of a public offering of Class A Common Stock and the proposed acquisition of the membership interest in Gulf Wind held by each of MetLife and PEG LP Seller. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company also announced the commencement of a concurrent private offering of convertible senior notes. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained or incorporated by reference in this current report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws, including statements regarding the proposed offerings and use of proceeds thereof, the proposed acquisition of 170 MW of Gulf Wind and the estimates of proportional MWh sold and cash available for distribution for the three months ended June 30, 2015.

These forward-looking statements represent the Company’s expectations or beliefs concerning future events, and it is possible that the results described in this current report will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, including completion of quarter-end procedures and conditions to closing the proposed offerings and acquisition, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015. The risk factors and other factors noted in these documents could cause actual events or the Company’s actual results to differ materially from those contained in any forward-looking statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Purchase Agreement between Pattern Gulf Wind Equity 2 LLC, as seller, and Pattern Gulf Wind Equity LLC, as buyer, dated July 20, 2015

99.1	Press Release issued by Pattern Energy Group Inc. dated July 21, 2015, titled “Pattern Energy Announces Public Offering of Class A Common Stock, Proposed Acquisition of Remaining 170 MW of Gulf Wind and Quarterly Dividend Increase and Provides Outlook for Certain Financial Information”

99.2	Press Release issued by Pattern Energy Group Inc. dated July 21, 2015, titled “Pattern Energy Announces Proposed Private Offering of Convertible Senior Notes”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2015

PATTERN ENERGY GROUP INC.

By:	/s/ Kim Liou
	Name:	Kim Liou
	Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Purchase Agreement between Pattern Gulf Wind Equity 2 LLC, as seller, and Pattern Gulf Wind Equity LLC, as buyer, dated July 20, 2015

99.1	Press Release issued by Pattern Energy Group Inc. dated July 21, 2015, titled “Pattern Energy Announces Public Offering of Class A Common Stock, Proposed Acquisition of Remaining 170 MW of Gulf Wind and Quarterly Dividend Increase and Provides Outlook for Certain Financial Information”

99.2	Press Release issued by Pattern Energy Group Inc. dated July 21, 2015, titled “Pattern Energy Announces Proposed Private Offering of Convertible Senior Notes”